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                                                                   EXHIBIT 10.29

                      AMERICA'S FAVORITE CHICKEN COMPANY

                              THIRD AMENDMENT TO
                      1992 NONQUALIFIED STOCK OPTION PLAN

          The 1992 Nonqualified Stock Option Plan (the "Plan") of America's Favorite Chicken Company, a Minnesota Corporation (the "Company"), adopted on November 5, 1992, as amended on December 17, 1993 and April 11, 1996, is hereby further amended as hereinafter provided. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     1. AMENDMENTS TO OPTION AGREEMENTS.
     -----------------------------------

          The Plan is hereby further amended by adding thereto a Section 13.2 which shall provide as follows:

     "13.2 The Board of Directors or the Committee may at any time authorize and direct the amendment or revision of the terms of any stock option agreement entered into pursuant to the Plan, subject, however to the limitations set forth in Section 13.1 above."

     2.  EFFECTIVE DATE OF AMENDMENT.
     --------------------------------

          This Amendment shall be effective as of April 11, 1996.